                                                                      Exhibit 23


                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-35870, 33-35871, 33-53482, 33-57219,
33-56353, 33-59397, 33-60377, 333-38489, 333-57801, 333-61945, and 333-61955.








Chicago, Illinois                                            Arthur Andersen LLP
March 19, 1999